Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2008

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            22625

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             2199
	    Class C            10698
	    Class Y		2737


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 20.87

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 18.06
	    Class C           $ 18.96
	    Class Y           $ 21.52


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  692

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  190
	    Class C	      $  304
	    Class Y	      $   13

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.10

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.08
    	    Class C	      $ 0.08
	    Class Y	      $ 0.10

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             8239

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        2282
	    Class C             3763
	    Class Y		 138


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.59

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.57
	    Class C           $ 5.59
	    Class Y           $ 5.63


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 6684

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  363
	    Class C	      $  216
	    Class Y	      $    2

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.014

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.014
    	    Class C	      $ 0.014
   	    Class Y	      $ 0.014


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	      461668

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            25723
	    Class C            16146
	    Class Y               87

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
	    Class Y           $ 1.00


Series 4

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             19572

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		 1022
	    Class C              2778
	    Class Y		  343


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 32.43

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 28.60
	    Class C           $ 29.16
	    Class Y           $ 33.13


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 3002

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  142
	    Class C	      $  618
	    Class Y	      $  597

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.16

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.10
    	    Class C	      $ 0.11
	    Class Y	      $ 0.18

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            18061

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	        1271
	    Class C             5563
	    Class Y		3255

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 25.48

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 25.15
	    Class C           $ 25.55
	    Class Y           $ 25.61


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  2039

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $    53
	    Class C	      $   190
	    Class Y	      $   298

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.14

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.08
    	    Class C	      $ 0.09
	    Class Y	      $ 0.16

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            14423

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              608
	    Class C             2225
	    Class Y		1833

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 27.93

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 27.68
	    Class C           $ 27.99
	    Class Y           $ 28.25